UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2020

BRILLIANT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	333-237153	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Dan Ba Road, C-9, Putuo District,

Shanghai, Peoples Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 021-80125497

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, one Right and one Redeemable Warrant	BRLIU	The Nasdaq Capital Market

Ordinary Shares, no par value per share	BRLI	The Nasdaq Capital Market

Rights, each right entitling the holder to 1/10 of one Ordinary Share	BRLIR	The Nasdaq Capital Market

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	BRLIW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 26, 2020, Brilliant Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 4,000,000 Units (the “IPO Units”). Each unit (a “Unit”) consists of one ordinary share of the Company, no par value per share (the “Ordinary Shares”), one Right (“Right”) entitling the holder to 1/10 of one Ordinary Share of the Company, and one warrant (“Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $40,000,000. On June 30, the Company closed the underwriters full 600,000 Unit over-allotment option (the “Over-Allotment Units”). The Over Allotment Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $6,000,000. The sale of the IPO Units and the Over-Allotment Units generated aggregate gross proceeds to the Company of $46,000,000.

On June 26, 2020, simultaneously with the consummation of the IPO, the Company completed the private sale of an aggregate of 240,000 Units (the “Private Placement Units”) to Nisun Investment Holding Limited (the “Sponsor”), generating gross proceeds to the Company of $2,400,000. On June 30, 2020, simultaneously with the closing of the Over-Allotment Units, the Company completed a subsequent private sale of 21,000 Units (the “Private Over-Allotment Units”) to the Sponsor, at a purchase price of $10.00 per Unit, generating gross proceeds to the Company of $210,000.

A total of $46,000,000, comprised of the net proceeds from the sale of the IPO Units which closed on June 26, 2020 and the sale of the Private Over-Allotment Units which closed on June 30, 2020, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company acting as trustee, on June 26, 2020 and June 30, 2020 respectively.

An audited balance sheet as of June 26, 2020 reflecting receipt of the proceeds upon consummation of the sale of the IPO Units, and the Private Placement Units, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of June 26, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT ACQUISITION CORPORATION

	By:	/s/ Dr. Peng Jiang
Name: Dr. Peng Jiang
Title: Chief Executive Officer

Dated: July 2, 2020

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